AMENDMENT AND WAIVER AGREEMENT

This Amendment and Waiver Agreement (this “Agreement”), is made and entered into as of September 30, 2007, by and between Analytical Surveys, Inc., a Colorado corporation (the “Company”) and the investors signatory hereto (each, a “Holder”, and collectively, the “Holders”).

WHEREAS, the Company and the Holders are parties to that certain Securities Purchase Agreement (the “Purchase Agreement”), dated November 24, 2006, pursuant to which the Company issued to the Holders its 13% Secured Convertible Debentures due, subject to the terms therein, November 24, 2007 (the “Debentures”) with an aggregate principal amount among all Holders of $1,650,000, of which $1,643,050 in principal currently remains outstanding;

WHEREAS, “Events of Default” under the Debentures have occurred pursuant to Sections 8(a)(vii) and 8(a)(xii) as a result of the Company’s delisting from Nasdaq and failure to timely effect the Reverse Stock Split, which shall be deferred pursuant to the terms hereunder (collectively, the “Existing Defaults”);

WHEREAS, the parties have reached an agreement with respect to the modification and amendment of certain terms of the Debentures relating to the waiver of the Existing Defaults, which agreement is reflected in this Agreement;

WHEREAS, capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms as set forth in the Purchase Agreement.

NOW, THEREFORE, in consideration of the terms and conditions contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.  Incorporation of Preliminary Statements and Acknowledgement. The preliminary statements set forth above by this reference hereto are hereby incorporated into this Agreement. Without limiting the foregoing, the Company hereby acknowledges that the Existing Defaults have occurred and are continuing under the terms of the Debentures and, notwithstanding anything to the contrary in this Agreement, the Purchase Agreement, the Debentures or any of the other Transaction Documents, the Company acknowledges and agrees that upon a breach of this Agreement by the Company, such breach shall be an Event of Default under the Debentures and each Holder has the right to immediately enforce payment of all of the Obligations and, in connection therewith, without further notice, to enforce its liens on, and security interests in, the Collateral (as defined under the Security Agreement).

2.  Waiver of Existing Defaults. The Holder hereby agrees, solely in connection with the existence of the Existing Defaults, to waive until the Maturity Date (as defined in the Debentures) its right to enforce payment of the Debentures. Notwithstanding anything herein to the contrary, this waiver is limited only to the Existing Defaults and any other past or future Events of Default, including a breach of this Agreement, shall not be deemed waived hereunder.

3.  Amendment to Debentures.
A. Sections 8(a)(vii) and 8(a)(xii) of the Debentures are hereby amended in their entirety and replaced with the following:
“(vii) [INTENTIONALLY OMITTED];”
“(xii) [INTENTIONALLY OMITTED]; or”

4.  RELEASE. IN CONSIDERATION FOR GRANTING THE WAIVER SET FORTH IN SECTION 2 ABOVE AND THE AMENDMENTS IN SECTION 3 ABOVE, THE COMPANY (FOR ITSELF AND ITS AFFILIATES) HEREBY UNCONDITIONALLY RELEASES AND FOREVER DISCHARGES EACH HOLDER AND ITS RESPECTIVE SUCCESSORS, ASSIGNS, AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, AFFILIATES, ACCOUNTANTS, CONSULTANTS, CONTRACTORS, ADVISORS AND ATTORNEYS (COLLECTIVELY, THE “BENEFITED PARTIES”) FROM ALL CLAIMS (AS DEFINED BELOW) FROM THE BEGINNING OF TIME THROUGH THE DATE HEREOF. AS USED IN THIS AGREEMENT, THE TERM “CLAIMS” MEANS ANY AND ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTIONS, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, AT LAW OR IN EQUITY, WHICH THE COMPANY, OR ANY OF ITS AGENTS, EMPLOYEES OR AFFILIATES, MAY HAVE AS OF THE DATE HEREOF, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR OTHERWISE IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS, INCLUDING ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE MAXIMUM RATE ON INTEREST CHARGEABLE UNDER APPLICABLE LAW AND ANY LOSS, COST OR DAMAGE, OF ANY KIND OR CHARACTER, ARISING OUT OF OR IN ANY WAY CONNECTED WITH OR IN ANY WAY RESULTING FROM THE ACTIONS OR OMISSIONS OF THE BENEFITED PARTIES, INCLUDING ANY BREACH OF FIDUCIARY DUTY, BREACH OF ANY DUTY OF GOOD FAITH OR FAIR DEALING, UNDUE INFLUENCE, DURESS, ECONOMIC COERCION, CONFLICT OF INTEREST, NEGLIGENCE, BAD FAITH, MALPRACTICE, VIOLATIONS OF THE RACKETEER INFLUENCED AND CORRUPT ORGANIZATIONS ACT, INTENTIONAL OR NEGLIGENT INFLICTION OF MENTAL DISTRESS, TORTIOUS INTERFERENCE WITH CONTRACTUAL RELATIONS, TORTIOUS INTERFERENCE WITH CORPORATE GOVERNANCE OR PROSPECTIVE BUSINESS ADVANTAGE, BREACH OF CONTRACT, DECEPTIVE TRADE PRACTICES, LIBEL, SLANDER, CONSPIRACY OR ANY CLAIM FOR WRONGFULLY ACCELERATING ANY OBLIGATIONS OR WRONGFULLY ATTEMPTING TO FORECLOSE ON ANY COLLATERAL. THE COMPANY (FOR ITSELF AND ITS AFFILIATES) AGREES THAT NONE OF THE BENEFITED PARTIES HAS FIDUCIARY OR SIMILAR OBLIGATIONS TO THE COMPANY OR ANY AGENTS, EMPLOYEES OR AFFILIATES OF THE COMPANY AND THAT THEIR RELATIONSHIPS ARE STRICTLY THAT OF CREDITOR AND DEBTOR. THIS RELEASE IS ACCEPTED BY HOLDERS PURSUANT TO THIS AGREEMENT AND SHALL NOT BE CONSTRUED AS AN ADMISSION OF LIABILITY BY HOLDERS OR ANY OTHER BENEFITED PARTY.

THE COMPANY (FOR ITSELF AND ITS AFFILIATES) ACKNOWLEDGES THAT THE FOREGOING PROVISIONS ARE INTENDED TO, AND THE TRANSACTION DOCUMENTS CONTAIN PROVISIONS WHICH, RELEASE HOLDERS FROM LIABILITY AND/OR INDEMNIFY AND HOLD HARMLESS HOLDERS FOR, AMONG OTHER THINGS, THE ORDINARY NEGLIGENCE OF HOLDERS. THE COMPANY (FOR ITSELF AND ITS AFFILIATES) AGREES THAT THE RELEASE AND/OR INDEMNITY PROVISIONS CONTAINED IN THESE DOCUMENTS ARE CAPTIONED TO CLEARLY IDENTIFY THE RELEASE AND/OR INDEMNITY PROVISIONS AND, THEREFORE, ARE SO CONSPICUOUS THAT THE COMPANY AND ITS AFFILIATES HAVE FAIR NOTICE OF THE EXISTENCE AND CONTENTS OF SUCH PROVISIONS.

5.  Representations and Warranties of the Company. The Company hereby makes to the Holders the following representations and warranties:
i.  Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.
ii.  No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien (except as contemplated by the Security Documents) upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing a Company or Subsidiary debt or otherwise) or other material understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

iii.  Equal Consideration. Except as set forth in this Agreement, no consideration has been offered or paid to any person to amend or consent to a waiver, modification, forbearance or otherwise of any provision of any of the Transaction Documents.
iv.  Survival and Bring Down. All of the Company’s warranties and representations contained in this Agreement shall survive the execution, delivery and acceptance of this Agreement by the parties hereto. The Company expressly reaffirms that each of the representations and warranties set forth in the Purchase Agreement, except with respect to the Existing Defaults, continues to be true, accurate and complete, and the Company hereby remake and incorporate herein by reference each such representation and warranty as though made on the date of this Agreement.
6.  Representations and Warranties of the Holders. Each Holder, severally and not jointly, represents and warrants as of the date hereof to the Company as follows:
i.  Authority. The execution, delivery and performance by such Holder of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Holder. This Agreement has been duly executed by such Holder, and when delivered by such Holder in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Holder, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.
7.  Effect on Transaction Documents. Subject to the waivers and amendments provided herein, all of the terms and conditions of the Transaction Documents shall continue in full force and effect after the execution of this Agreement and shall not be in any way changed, modified or superseded by the terms set forth herein, including but not limited to, any other obligations the Company may have to the Holders under the Transaction Documents.  Except as expressly set forth herein, this Amendment and Waiver Agreement shall not be deemed to be a waiver, amendment or modification of any provisions of the Transaction Documents or of any right, power or remedy of the Holders, or constitute a waiver of any provision of the Transaction Documents (except to the extent herein set forth), or any other document, instrument and/or agreement executed or delivered in connection therewith, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder.  The Holders reserve all rights, remedies, powers, or privileges available under the Transaction Documents, at law or otherwise.  This Amendment and Waiver Agreement shall not constitute a novation or satisfaction and accord of the Transaction Documents or any other document, instrument and/or agreement executed or delivered in connection therewith.

8.  Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders.

9.  Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the applicable Transaction Document.
10.  Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of the Holders. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of the Holders. The Holders may assign their respective rights hereunder in the manner and to the Persons as permitted under the applicable Transaction Document.
11.  Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.
12.  Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Transaction Documents.
13.  Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
14.  Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.
15.  Effectiveness. The effectiveness of this Agreement shall be expressly conditioned upon the Holders’ receipt, on or before the date hereof, of (i) a certificate, dated as of the date hereof, executed by the Chief Executive Officer on behalf of the Company certifying that no Event of Default and no event which, with the giving of notice or passage of time (or both), would constitute an Event of Default under the Debentures has occurred or is continuing and (ii) all documents required to be delivered by the Company hereunder shall have been executed and delivered to the Holders. In the event the foregoing items are not delivered to the Holders, all of the consents, amendments and waivers of the Holders contained herein shall be null and void.

16.  Filing of 8-K. On or before 9:30 am (NY time) on October 4, 2007, the Company shall file a Current Report on Form 8-K, reasonably acceptable to each Holder disclosing the material terms of the transactions contemplated hereby, which shall include this Agreement as an attachment thereto.
17.  Independent Nature of Holders’ Obligations and Rights. The Company has elected to provide all Holders with the same terms and form of amendment and waiver for the convenience of the Company and not because it was required or requested to do so by the Holders. The obligations of each Holder under this amendment and waiver agreement, and any Transaction Document are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance or non-performance of the obligations of any other Holder under this consent and waiver or any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Holder pursuant thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this consent and waiver or the Transaction Documents. Each Holder shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this consent and waiver or out of the other Transaction Documents, and it shall not be necessary for any other Holder to be jointed as an additional party in any proceeding for such purpose. Each Holder has been represented by its own separate legal counsel in their review and negotiation of this amendment and waiver and the Transaction Documents.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties have executed this Agreement as of the date first set forth above.
ANALYTICAL SURVEYS, INC.

By:  /s/Lori Jones
Name: Lori Jones
Title: Chief Executive Officer

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[HOLDERS’ SIGNATURE PAGE FOLLOWS]

[HOLDER’S SIGNATURE PAGE TO ANLT AMENDMENT AGREEMENT]
IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties have executed this Agreement as of the date first set forth above.

Name of Holder: Monarch Capital Fund, LP
Signature of Authorized Signatory of Holder: /s/Susan Parker and Thomas van Pouck
Name of Authorized Signatory: Navigator Management LTD
Title of Authorized Signatory: Director

Name of Holder: Harborview Master Fund, LP
Signature of Authorized Signatory of Holder: /s/ Theresa Felix and Thomas van Poucke
Name of Authorized Signatory: Navigator Management LTD
Title of Authorized Signatory: Authorized Signatory

Name of Holder: DKR Soundshore Oasis Holding Fund, Ltd, by DKR Oasis Management Company LP, its investment managerP
Signature of Authorized Signatory of Holder: /s/Barbara Burger
Name of Authorized Signatory: Barbara Burger
Title of Authorized Signatory: Authorized Signatory

ANALYTICAL SURVEYS, INC.
CHIEF EXECUTIVE OFFICER’S CERTIFICATE

Dated September 30, 2007
In connection with that certain Amendment and Waiver Agreement dated as of September 30, 2007 (the “Waiver Agreement”), the undersigned hereby certifies that she is the duly elected, qualified and acting Chief Executive Officer of Analytical Surveys, Inc. (the “Company”), and that the undersigned is authorized to execute this Certificate on behalf of the Company, and further certifies that:
The Company hereby certifies that no Event of Default and no event which, with the giving of notice or passage of time (or both), would constitute a Event of Default under the Debentures (as defined in the Waiver Agreement) has occurred or is continuing.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate as of the date first written above.
ANALYTICAL SURVEYS, INC.
By: /s/Lori Jones
Name: Lori Jones
Its: Chief Executive Officer